Exhibit 99.1



              AMERICREDIT REPORTS SECOND QUARTER OPERATING RESULTS


FORT WORTH, TEXAS January 16, 2003 - AMERICREDIT CORP. (NYSE: ACF) today announced a net loss of $27.6 million, or $0.18 per share, for its second fiscal quarter ended December 31, 2002, versus earnings of $80.6 million, or $0.91 per share, for the same period a year earlier. This was the first quarter that AmeriCredit structured its securitization transactions as secured financings, which did not require the recognition of gain-on-sale revenue. This net loss also included a $46.6 million pretax impairment of the interest-only receivable from prior securitization transactions.

For the six months ended December 31, 2002, AmeriCredit reported net income of $42.6 million, or $0.36 per share, versus earnings of $159.3 million, or $1.79 per share, for the six months ended December 31, 2001.

Automobile loan purchases were $1.89 billion for the second quarter of fiscal 2003, down 7% from loan purchases of $2.04 billion for the second quarter of fiscal 2002. AmeriCredit's managed auto receivables totaled $16.2 billion at December 31, 2002.

Annualized net charge-offs were 5.8% of average managed auto receivables for the second quarter of fiscal 2003. This compares to net charge-offs of 5.3% last quarter and 4.3% for the second quarter of fiscal 2002. Vehicles pending sale at auction totaled 1.4% of the portfolio at December 31, 2002, up from 1.1% at September 30, 2002. Managed auto receivables more than 60 days delinquent were 4.1% of total managed auto receivables at December 31, 2002, compared to 3.8% at December 31, 2001.

"We're seeing continued weakness in recovery values on repossessed vehicles and in the overall economy, causing increases in both loss severity and frequency. Therefore, we are projecting that credit losses will rise during the first half of 2003," said AmeriCredit Chief Executive Officer Michael R. Barrington. "We reduced both loan origination volume and operating expenses in the December quarter to align loan growth with available liquidity. We are committed to maintaining this balance going forward."

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


REGULATION FD

AmeriCredit   provides   information   to   investors   on  its   Web   site  at
www.americredit.com including press releases, conference calls, SEC filings and other financial data.


Pursuant to Regulation FD, the Company provides its expectations regarding future business trends to the public via a press release or 8-K filing. The Company anticipates some risks and uncertainties with its guidance as it continues to align loan growth with available liquidity.

                           12 mos. ending         12 mos. ending
($ millions)               6/30/03                12/31/03
                           --------------------   ---------------------
Net income forecast        $70 - 80               $100 - 125




"AmeriCredit expects to be profitable in 2003," said AmeriCredit Chief Financial Officer Daniel E. Berce. "We are revising our guidance to take into account possible changes in the scale of our business given the continued weakness in the overall economy and our projected increase in credit losses in 2003."


AmeriCredit will host a conference call for analysts and investors at 9:00 A.M. Eastern Standard Time on Thursday, January 16, 2003. For a live Internet broadcast of this conference call, please go to the Company's Web site to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

AmeriCredit Corp. is the largest independent middle-market auto finance company in North America. Using its branch network and strategic alliances with auto groups and banks the company purchases retail installment contracts entered into by auto dealers with consumers who are typically unable to obtain financing from traditional sources. AmeriCredit has more than one million customers throughout the United States and Canada and more than $16 billion in managed auto receivables. The company was founded in 1992 and is headquartered in Fort Worth, Texas. For more information, visit www.americredit.com.





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


Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission including the Company's annual report on Form 10-K for the period ended June 30, 2002. Such risks include - but are not limited to - deteriorating economic environment, adverse portfolio performance, reliance on capital markets, fluctuating interest rates, increased competition, regulatory changes and tightening labor markets. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.


AmeriCredit Corp.
Consolidated Income Statements
(Unaudited, Dollars in Thousands, Except Per Share Amounts)

                                                  Three Months Ended                             Six Months Ended
                                                     December 31,                                  December 31,
                                          ------------------------------------         -------------------------------------
                                               2002                 2001                    2002                 2001
                                          ----------------     ---------------         ----------------    -----------------

Revenue:
       Finance charge income                     $133,943            $ 80,027                $ 224,572            $ 176,824
       Gain on sale of receivables                      -             108,690                  132,084              201,620
       Servicing fee income                        51,630              94,571                  159,705              179,806
       Other income                                 5,613               3,377                   10,633                6,250
                                          ----------------     ---------------         ----------------    -----------------
                                                  191,186             286,665                  526,994              564,500
                                          ----------------     ---------------         ----------------    -----------------

Costs and expenses:
       Operating expenses                         109,242             108,390                  225,068              207,766
       Provision for loan losses                   86,892              16,667                  152,676               31,509
       Interest expense                            39,884              30,557                   79,903               66,147
                                          ----------------     ---------------         ----------------    -----------------
                                                  236,018             155,614                  457,647              305,422
                                          ----------------     ---------------         ----------------    -----------------

Income (loss) before income taxes                (44,832)             131,051                   69,347              259,078

Income tax provision (benefit)                   (17,260)              50,455                   26,699               99,745
                                          ----------------     ---------------         ----------------    -----------------

       Net income (loss)                        $(27,572)            $ 80,596                 $ 42,648             $159,333
                                          ================     ===============         ================    =================

Earnings (loss) per share:
       Basic                                    $  (0.18)             $  0.95                  $  0.36              $  1.89
                                          ================    ================         ================    =================
       Diluted                                  $  (0.18)             $  0.91                  $  0.36              $  1.79
                                          ================     ===============         ================    =================

Weighted average shares                       153,001,207          84,546,353              119,420,462           84,217,345
                                          ================     ===============         ================    =================

Weighted average shares and
       assumed incremental shares             153,042,849          88,669,914              120,053,018           89,253,406
                                          ================     ===============         ================    =================


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


Condensed Consolidated Balance Sheets
(Unaudited, Dollars in Thousands)
                                                         December 31,            September 30,             June 30,
                                                             2002                    2002                    2002
                                                      -------------------      ------------------      -----------------

Cash and cash equivalents                                     $  215,826             $    97,059            $   119,445
Finance receivables, net                                       3,779,648               2,041,316              2,198,391
Interest-only receivables from Trusts                            400,372                 556,285                514,497
Investments in Trust receivables                                 791,343                 742,464                691,065
Restricted cash - gain on sale                                   356,138                 386,499                343,570
Restricted cash - securitization notes                           117,205                      -                       -
Restricted cash - medium term notes                              265,877                198,468                  27,759
Other assets                                                     407,179                 345,011                330,204
                                                      -------------------      ------------------      -----------------

       Total assets                                          $ 6,333,588             $ 4,367,102            $ 4,224,931
                                                      ===================      ==================      =================

Borrowings under warehouse lines                             $ 1,750,000             $ 1,820,409            $ 1,751,974
Securitization notes payable                                   1,792,399                       -                      -
Senior notes                                                     379,668                 381,676                418,074
Other notes payable                                               69,683                  64,534                 66,811
Other liabilities                                                424,405                 599,642                555,756
                                                      -------------------      ------------------      -----------------

       Total liabilities                                       4,416,155               2,866,261              2,792,615

Shareholders' equity                                           1,917,433               1,500,841              1,432,316
                                                      -------------------      ------------------      -----------------

       Total liabilities and shareholders' equity            $ 6,333,588             $ 4,367,102            $ 4,224,931
                                                      ===================      ==================      =================







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



Cash Flow Data
(Unaudited, Dollars in Thousands)                     Three Months Ended                            Six Months Ended
                                                         December 31,                                 December 31,
                                                -------------------------------           -------------------------------------
                                                     2002             2001                      2002                2001
                                                ---------------   -------------           -----------------    ----------------

Cash flows from operating activities:

Net income (loss)                                    $(27,572)        $ 80,596                    $ 42,648           $ 159,333

Adjustments  to  reconcile   net  income
  to  net  cash  provided  by  operating
  activities:

     Depreciation and amortization                      11,383           8,156                      22,536              16,469
     Provision for loan losses                          86,892          16,667                     152,676              31,509
     Deferred income taxes                            (70,491)        (26,413)                    (68,341)              15,178
     Accretion of present value discount              (20,328)        (35,997)                    (64,457)            (70,235)
     Impairment charge                                  46,648           7,573                      65,592              13,969
     Non-cash gain on sale of receivables                    -        (99,859)                   (124,831)           (189,537)
     Other                                             (1,789)               -                       4,240                   -

Distributions from Trusts - gain on sale                47,856          57,130                     111,118             127,863

Change in assets and liabilities:

     Other assets                                        8,175         (2,348)                    (16,549)            (29,465)
     Accrued taxes and expenses                       (63,572)          27,311                    (28,695)              43,225
                                                ---------------   -------------           -----------------    ----------------

Operating cash flow, excluding initial
   deposits to  securitization  Trusts and
   purchases, principal collections and sales
   of receivables                                       17,202          32,816                      95,937             118,309


Initial deposits to securitization Trusts            (235,621)        (38,500)                   (293,722)            (73,000)
                                                ---------------   -------------           -----------------    ----------------

                                                    $(218,419)       $ (5,684)                 $ (197,785)            $ 45,309
                                                ===============   =============           =================    ================

Total cash flow generated by securitization          $ 105,420       $ 107,891                   $ 245,651            $197,310
   Trusts
                                                ===============   =============           =================    ================



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


Other Financial Data
(Unaudited, Dollars in Thousands)

                                                    Three Months Ended                             Six Months Ended
                                                       December 31,                                  December 31,
                                            -----------------------------------          -------------------------------------
                                                 2002               2001                      2002                 2001
                                            ---------------   -----------------          ----------------    -----------------

Loan originations                              $ 1,887,003         $ 2,035,693               $ 4,306,087          $ 4,070,912
Loans securitized                                2,032,287           1,924,998                 4,540,193            3,649,997

Average on-book receivables                    $ 3,136,066         $ 1,653,046               $ 2,547,350          $ 1,808,214

Average serviced receivables                    12,930,404          10,232,783                13,134,949            9,513,853
                                            ---------------   -----------------          ----------------    -----------------
Average managed receivables                   $ 16,066,470        $ 11,885,829               $15,682,299          $11,322,067
                                            ===============   =================          ================    =================



                                                                 December 31, 2002
                                          -----------------------------------------------------------------

Auto loan portfolio:                           On-Book                Serviced             Total Managed
                                               -------                --------             -------------

       Principal                                $ 3,998,081           $ 12,210,492            $ 16,208,573
       Allowance for losses
                                                  (218,433)            (1,347,496)             (1,565,929)
                                          ------------------      -----------------       -----------------
                                                $ 3,779,648           $ 10,862,996            $ 14,642,644
                                          ==================      =================       =================
       Allowance for losses (%)                        5.5%                  11.0%                    9.7%
                                          ==================      =================       =================


(% of ending portfolio balance)             December 31,            September 30,          December 31,
                                                2002                    2002                   2001
                                          ------------------       ----------------       ----------------

Loan delinquency:
      31 - 60 days                                      9.2 %                  7.6 %                  8.5
      > 60 days                                         4.1                    3.5                    3.8
                                          ------------------       ----------------       ----------------
                                                       13.3                   11.1                   12.3
      Repossessions                                     1.4                    1.1                    1.1
                                          ------------------       ----------------       ----------------

                                                       14.7 %                 12.2 %                 13.4
                                          ==================       ================       =================


                                                   Three Months Ended                             Six Months Ended
                                                      December 31,                                  December 31,
                                           ------------------------------------         --------------------------------------
                                                2002                2001                      2002                 2001
                                           ---------------    -----------------         -----------------     ----------------

Net charge-offs:
        On-book                                 $  18,705            $  13,545                 $  32,301            $  21,808
       Serviced                                   217,897              116,367                   409,582              212,317
                                           ---------------    -----------------         -----------------     ----------------
                                                $ 236,602            $ 129,912                 $ 441,883            $ 234,125
                                           ===============    =================         =================     ================

          Net charge-offs as a
          percent of average managed
          receivables                                5.8%                 4.3%                      5.6%                 4.1%
                                           ===============    =================         =================     ================


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



Managed Basis Data1
(Unaudited, Dollars in Thousands)
                                                          Three Months Ended                             Six Months Ended
                                                             December 31,                                  December 31,
                                                 -------------------------------------         -------------------------------------
                                                       2002                2001                     2002                 2001
                                                 -----------------   -----------------         ----------------     ----------------

Finance charge, fee and other income                    $ 704,516           $ 552,961               $1,391,244          $ 1,065,505
Funding costs                                           (195,011)           (188,309)                (397,001)            (367,801)
                                                 -----------------   -----------------         ----------------     ----------------

       Net margin                                       $ 509,505           $ 364,652               $  994,243          $  697,704
                                                 =================   =================         ================     ================


                                                         Three Months Ended                           Six Months Ended
                                                            December 31,                                December 31,
                                                 -----------------------------------         ------------------------------------
                                                      2002                2001                    2002                 2001
                                                 ----------------    ---------------         ----------------     ---------------

Finance charge, fee and other income                        17.4 %             18.5 %                  17.6 %               18.7 %
Funding costs                                              (4.8)              (6.3)                   (5.0)                (6.5)
                                                 ----------------    ---------------         ---------------      ---------------

      Net margin as a percent of                            12.6 %             12.2 %                 12.6  %               12.2 %
      average managed receivables                ================    ===============         ===============     ================



                                                          Three Months Ended                             Six Months Ended
                                                             December 31,                                  December 31,
                                                 -------------------------------------         -------------------------------------
                                                       2002                2001                     2002                 2001
                                                 -----------------   -----------------         ----------------     ----------------

Operating expenses                                      $ 109,242           $ 108,390                 $225,068            $ 207,766
Operating expenses as a percent of
   average managed receivables                               2.7%                3.6%                     2.8%                 3.6%
Tax rate                                                    38.5%               38.5%                    38.5%                38.5%


1 The Company evaluates the profitability of its lending activities based upon the net margin related to its managed auto loan portfolio, including owned and serviced receivables. The Company routinely securitizes its receivables and historically has recorded a gain on the sale of such receivables in the income statement. The net margin on a managed basis presented above assumes that securitized receivables have not been sold and are still on the Company's consolidated balance sheet. Accordingly, no gain on sale or servicing fee income would have been recognized. Instead, finance charges and fees would be recognized over the life of the securitized receivables as accrued and interest and other costs related to the asset-backed securities also would be recognized as incurred.

Contact:
Investor Relations
Kim Pulliam                Jason Landkamer           Susan Sheffield
(817) 302-7009             (817) 302-7811            (817) 302-7355

Media Relations
John Hoffmann
(817) 302-7627

                                       ###